                                                                   EXHIBIT 10.22

              THE 1996 UNIT INCENTIVE PLAN OF PIMCO ADVISORS L.P.


          PIMCO Advisors L.P., a Delaware limited partnership (the "Partnership"), has adopted The 1996 Unit Incentive Plan of PIMCO Advisors L.P. (the "Plan"), effective December 1, 1996, for the benefit of its eligible employees, consultants and board members. The Plan, which amends, restates and supersedes in its entirety the Partnership's Class B LP Unit Option Plan, consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Board Members (as such term is defined below).

          The purposes of this Plan are as follows:

          (1) To provide an additional incentive for Independent Board Members, key Employees and consultants to further the growth, development and financial success of the Partnership by personally benefiting through the ownership of Class B Units (as defined below) and/or rights which recognize such growth, development and financial success.

          (2) To enable the Partnership to obtain and retain the services of Independent Board Members, key Employees and consultants considered essential to the long range success of the Partnership by offering them an opportunity to own Class B Units in the Partnership and/or rights which will reflect the growth, development and financial success of the Partnership.

                                   ARTICLE I

                                  DEFINITIONS

          1.1    General.  Wherever the following terms are used in this Plan
                 -------
they shall have the meaning specified below, unless the context clearly indicates otherwise.

          1.2    Award Limit.  "Award Limit" shall mean 200,000 Class B LP
                 -----------
Units.

          1.3    Board.  "Board" shall mean the Equity Board of the Partnership
                 -----
or any successor board established by the general partner(s) of the Partnership.

          1.4    Class B LP Units.  "Class B LP Units" shall mean Class B units
                 ----------------
of limited partner interest in the Partnership, but excluding any warrants, options or other rights to purchase Class B LP Units.

          1.5    Code.  "Code" shall mean the Internal Revenue Code of 1986, as
                 ----
amended.
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          1.6    Committee.  "Committee" shall mean the Unit Incentive
                 ---------
Committee of the Board, or another committee, or a subcommittee of the Board, appointed as provided in Section 9.1.

          1.7    Corporate Subsidiary.  "Corporate Subsidiary" shall mean any
                 --------------------
corporation in an unbroken chain of corporations if 50 percent or more of the total combined voting power of all classes of stock of the first corporation is owned by the Partnership, and each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          1.8    Deferred Units.  "Deferred Units" shall mean Class B LP Units
                 --------------
awarded under Article VII of this Plan.

          1.9    Employee.  "Employee" shall mean any officer or other employee
                 --------
(as defined in accordance with Section 3401(c) of the Code) of the Partnership, or of any corporation that is then a Corporate Subsidiary, or of any partnership, limited liability company or corporation that is then a Partnership Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

          1.10   Exchange Act.  "Exchange Act" shall mean the Securities
                 ------------
Exchange Act of 1934, as amended.

          1.11   Fair Market Value.  "Fair Market Value" of a security as of a
                 -----------------
given date shall mean

          (a) with respect to Class B LP Units, an amount established by the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) acting in good faith; and

          (b) with respect to any other successor security which may be issued pursuant to this Plan, (i) the closing price of such security on the principal exchange on which it is then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if such security was not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if such security is not traded on an exchange but are quoted on the Nasdaq Stock Market or a successor quotation system, the mean between the closing representative bid and asked prices for the security on the trading day previous to such date as reported by the Nasdaq Stock Market or such successor quotation system, or (iii) if such security is not publicly-traded on an exchange and is not quoted on the Nasdaq Stock Market or a successor quotation system, the Fair Market Value of the security as established by the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) acting in good faith.

                                       2
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          1.12   Grantee.  "Grantee" shall mean an Employee or consultant
                 -------
granted a Unit Payment, Unit Appreciation Right or an award of Deferred Units under this Plan.

          1.13   Incentive Unit Option.  "Incentive Unit Option" shall mean an
                 ---------------------
Option which conforms to the provisions of Section 422 of the Code concerning "incentive stock options" and which is designated as an Incentive Unit Option by the Committee.

          1.14   Independent Board Member.  "Independent Board Member" shall
                 ------------------------
mean a member of the Board who is not an Employee of the Partnership.

          1.15   Member.  "Member" shall mean a member of the Board.
                 ------

          1.16   Non-Qualified Unit Option.  "Non-Qualified Unit Option" shall
                 -------------------------
mean an Option which is not designated as an Incentive Unit Option by the Committee.

          1.17   Option.  "Option" shall mean a Class B Unit option granted
                 ------
under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Unit Option or an Incentive Unit Option; provided, however, that Options granted to consultants shall be Non-Qualified Unit Options.

          1.18   Optionee.  "Optionee" shall mean an Employee or consultant
                 --------
granted an Option under this Plan.

          1.19   Partnership.  "Partnership" shall mean PIMCO Advisors L.P., a
                 -----------
Delaware limited partnership.

          1.20   Partnership Subsidiary.  "Partnership Subsidiary" shall mean
                 ----------------------
any partnership or limited liability company 50% or more of the profits or capital interest of which is owned, directly or indirectly, by the Partnership or a Corporate Subsidiary. "Partnership Subsidiary" shall also mean any corporation that would be a Corporate Subsidiary with respect to a partnership or limited liability company that is a Partnership Subsidiary if such partnership or limited liability company were treated as the Partnership.

          1.21   Payment.  "Payment" shall mean the amount paid and/or applied
                 -------
by an Optionee pursuant to Section 5.2(d) of this Plan.

          1.22   Plan.  "Plan" shall mean The 1996 Unit Incentive Plan of PIMCO
                 ----
Advisors L.P.

          1.23   QDRO.  "QDRO" shall mean a qualified domestic relations order
                 ----
as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          1.24   Restricted Units .  "Restricted Units" shall mean Class B LP
                 -----------------
Units awarded under Article VI of this Plan.

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

          1.25   Restricted Unitholder.  "Restricted Unitholder" shall mean an
                 ---------------------
Independent Board Member, Employee or consultant granted an award of Restricted Units under Article VI of this Plan.

          1.26   Restructuring.  "Restructuring" shall have the meaning
                 -------------
ascribed thereto in the Amended and Restated Agreement of Limited Partnership of the Partnership, as the same may be amended or restated from time to time.

          1.27   Rule 16b-3.  "Rule 16b-3" shall mean that certain Rule 16b-3
                 ----------
under the Exchange Act, as such Rule may be amended from time to time.

          1.28   Securities Act.  "Securities Act" shall mean the Securities
                 --------------
Act of 1933, as amended.

          1.29   Termination of Consultancy.  "Termination of Consultancy" shall
                 --------------------------
mean the time when the engagement of an Optionee, Grantee or Restricted Unitholder as a consultant to the Partnership, a Corporate Subsidiary or a Partnership Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Partnership, a Corporate Subsidiary or a Partnership Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Partnership or any Corporate Subsidiary or Partnership Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

          1.30   Termination of Membership.  "Termination of Membership" shall
                 -------------------------
mean the time when a Restricted Unitholder who is an Independent Board Member ceases to be a Board Member for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, removal, death or retirement; but excluding (i) terminations where there is simultaneously established an employment relationship between the former Board Member and the Partnership or any Corporate Subsidiary or Partnership Subsidiary and (ii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Partnership or a Corporate Subsidiary or Partnership Subsidiary with the former Board Member. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Membership with respect to Independent Board Members.

          1.31   Termination of Employment.  "Termination of Employment" shall
                 -------------------------
mean the time when the employee-employer relationship between the Optionee, Grantee or Restricted Unitholder and the Partnership or any Corporate Subsidiary or Partnership Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a

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termination by resignation, discharge, death, disability or retirement; but excluding (i) at the discretion of the Committee, terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Unitholder by the Partnership or any Corporate Subsidiary or Partnership Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Partnership or a Corporate Subsidiary or Partnership Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Unit Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Partnership or any Corporate Subsidiary or Partnership Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

          1.32   Units.  "Units" shall mean Class B LP Units.
                 -----

          1.33   Unit Appreciation Right.  "Unit Appreciation Right" shall mean
                 -----------------------
a unit appreciation right granted under Article VIII of this Plan.

          1.34   Unitholders.  "Unitholders" shall mean holders of Class B
                 -----------
Units.

          1.35   Unit Payment.  "Unit Payment" shall mean (i) a payment in the
                 ------------
form of Class B LP Units, or (ii) an option or other right to purchase Class B LP Units, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including, but not by way of limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

                                  ARTICLE II

                             UNITS SUBJECT TO PLAN

          2.1    Units Subject to Plan.
                 ---------------------

          (a) The securities subject to Options, awards of Restricted Units, awards of Deferred Units, Unit Payments or Unit Appreciation Rights shall be Class B LP Units. The aggregate number of Class B LP Units which may be issued upon exercise of such Options or rights or upon any such awards under the Plan, including those issued upon exercise of awards previously made under the Class B Unit Option Plan which this Plan amends and restates, shall not exceed 10,000,000. The Class B Units issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued Class B Units or treasury Units.

          (b) The maximum number of Class B LP Units which may be subject to Options, rights or other awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by
Section 162(m) of the Code, Class B Units subject to Options which are cancelled continue to be counted against the Award Limit and if, after grant of an Option, the price of Class B Units subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Unit Appreciation Right, the base amount on which unit appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of Units, the transaction is treated as a cancellation of the Unit Appreciation Right and a grant of a new Unit Appreciation Right and both the Unit Appreciation Right deemed to be canceled and the Unit Appreciation Right deemed to be granted are counted against the Award Limit.

          2.2    Add-Back of Options and Other Rights.  If any Option, or other
                 ------------------------------------
right to acquire Class B Units under any other award under this Plan, expires or is cancelled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of Class B Units subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Class B Units which are delivered by the Optionee or Grantee or withheld by the Partnership upon the exercise of any Option or other award under this Plan in payment of the exercise price thereof may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any Restricted Units are forfeited by the Grantee or repurchased by the Partnership pursuant to
Section 6.8 hereof, such Class B Units may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

                                   ARTICLE III

                              GRANTING OF OPTIONS

          3.1    Eligibility.  Any Employee or consultant selected by the
                 -----------
Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option; provided, however, that notwithstanding anything in Section 3.4(a)(i) to the contrary, no Option may be granted by the Committee except and unless the recipient thereof shall have been recommended by the Operating Board of the Partnership or the Operating Committee thereof.

          3.2    Disqualification for Unit Ownership.  No person may be granted
                 -----------------------------------
an Incentive Unit Option under this Plan if such person, at the time the Incentive Unit Option is granted, owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Partnership or securities of any then existing Corporate Subsidiary or Partnership Subsidiary unless such Incentive Unit Option conforms to the applicable provisions of Section 422 of the Code.

          3.3    Qualification of Incentive Unit Options.  No Incentive Unit
                 ---------------------------------------
Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Unit Option shall be granted to any person who is not an Employee.

          3.4    Granting of Options
                 --------------------

          (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                 (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                 (ii) Subject to the Award Limit, determine the number of Class B Units to be subject to such Options granted to the selected key Employees or consultants;

                 (iii) Determine whether such Options are to be Incentive Unit Options or Non-Qualified Unit Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                 (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Partnership to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Units or Deferred Units, Unit Appreciation Rights, Unit Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of Class B Units as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of Class B Units, the price, the exercise period or any other term or condition of such surrendered Option or other award.

          (c) Any Incentive Unit Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                                  ARTICLE IV

                               TERMS OF OPTIONS

          4.1   Option Agreement.  Each Option shall be evidenced by a written
                ----------------
Unit Option Agreement, which shall be executed by the Optionee and an authorized officer of the Partnership and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Unit Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Unit Option Agreements evidencing Incentive Unit Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

          4.2   Option Price.  The price per Class B Unit of Class B Units
                ------------
subject to each Option shall be set by the Committee; provided, however, that
(i) in the case of Incentive Unit Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of the underlying Class B LP Unit on the date the Option is granted; (ii) in the case of Incentive Unit Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of securities of the Partnership or of any Corporate Subsidiary or Partnership Subsidiary, such price shall not be less than 110% of the Fair Market Value of the underlying Class B LP Unit on the date the Option is granted.

          4.3   Option Term.  The term of an Option shall be set by the
                -----------
Committee in its discretion; provided, however, that, in the case of Incentive Unit Options, the term shall not be more than ten (10) years from the date the Incentive Unit Option is granted, or five (5) years from such date if the Incentive Unit Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of securities of the Partnership or of any Corporate Subsidiary or Partnership Subsidiary. Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Unit Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

          4.4   Option Vesting
                ---------------

          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided further that unless otherwise determined by the Committee at the time of grant of an Option, Options shall become fully vested on the date which is thirty (30) days prior to the effective date of any transaction described in Section 4.4(b)(iii)(A) or (B) unless in connection with any such transaction, arrangements have been made for the continuation of such Options or the substantial economic equivalent thereof. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

          (b) Except as otherwise determined by the Committee in connection with an award, Options granted under the Plan shall be exercisable only (i) following January 1, 1998 in accordance with the terms hereof, (ii) during the 30-day period prior to and including the effective date of the dissolution or liquidation of the Partnership, or (iii) unless arrangements have been made for the continuation of such Options or the economic equivalent thereof, during the 30-day period prior to and including the effective date of (A) the sale of all or substantially all the assets of the Partnership or (B) the merger or consolidation of the Partnership with another entity in which the Partnership (or any successor entity in which the Unitholders of the Partnership hold at least fifty percent (50%) of the total common equity outstanding immediately following the transaction) is not the surviving entity, in each case in a transaction effectively constituting a sale of the Partnership or its business to a third party or parties (and accordingly not in connection with a Restructuring). The Partnership shall give written notice to any Optionee that Options held hereunder have become exercisable under the circumstances described in clause (ii) or (iii) of this paragraph at least thirty (30) days prior to the effective date of the relevant transaction. Except as otherwise determined by the Committee in connection with the grant of Options, in any of the circumstances set forth in clauses (i), (ii) or (iii) hereof, Options held by the relevant Optionee shall be exercisable only to the extent vested as of the date of exercise, and Options (including vested Options and any unvested Options) held upon the first to occur of (x) the expiration of any period set forth in clause
(ii) or (iii) of this paragraph, or (y) the date which is the end of the Partnership's tenth full fiscal year after the date of grant of the relevant Options, shall expire and terminate.

          (c) No portion of an Option which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Unit Option Agreement or by action of the Committee following the grant of the Option.

          (d) To the extent that the aggregate Fair Market Value of Class B Units with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive unit option plans of the Partnership and any Corporate Subsidiary or Partnership Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Unit Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(d), the Fair Market Value of Class B Units shall be determined as of the time the Option with respect to such Class B Units is granted.

          4.5   Consideration.  In consideration of the granting of an Option,
                -------------
the Optionee shall agree, in the written Unit Option Agreement, to remain in the employ of, or to consult for, the Partnership or any Corporate Subsidiary or Partnership Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Unit Option Agreement or by action of the Committee following the grant of the Option) after the Option is granted. Nothing in this Plan or in any Unit Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Partnership or any Corporate Subsidiary or Partnership Subsidiary, or shall interfere with or restrict in any way the rights of the Partnership and any Corporate Subsidiary or Partnership Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

          5.1   Partial Exercise.  An exercisable Option may be exercised in
                ----------------
whole or in part. However, an Option shall not be exercisable with respect to fractional Class B Units and the Committee may require that, by the terms of the Option, a partial exercise be made with respect to a minimum number of Class B Units.

          5.2   Manner of Exercise.  All or a portion of an exercisable Option
                ------------------
shall be deemed exercised upon delivery of all of the following to the Secretary of the Partnership or his office:

          (a) A written notice complying with the applicable rules established by the Committee or the Board stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

          (b) Such representations and documents as the Committee or the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on Unit certificates and issuing stop-transfer notices to agents and registrars;

          (c)   In the event that the Option shall be exercised pursuant to
Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Partnership for the Class B Units with respect to which the Option, or portion thereof, is exercised. However, the Committee may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of Class B Units owned by the Optionee, duly endorsed for transfer to the Partnership with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) subject to the timing requirements of Section 5.3, allow payment, in whole or in part, through the surrender of Class B Units then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee, or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv) and (v). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Partnership when or where such loan or other extension of credit is prohibited by law.

          5.3   Certain Timing Requirements.  At the discretion of the
                ---------------------------
Committee, Class B Units issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Partnership and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use Class B Units issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

          5.4   Conditions to Issuance of Unit Certificates.  The Partnership
                -------------------------------------------
shall not be required to issue or deliver any certificate or certificates for Class B Units purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The completion of any registration or other qualification of such Class B Units under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

          (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable;

          (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience; and

          (d) The receipt by the Partnership of full payment for such Class B Units, including payment of any applicable withholding tax.

          5.5   Rights as Unitholders.  The holders of Options shall not be,
                ---------------------
nor have any of the rights or privileges of, Unitholders in respect of any Class B Units purchasable upon the exercise of any part of an Option unless and until certificates representing such Class B Units have been issued by the Partnership to such holders.

          5.6   Ownership and Transfer Restrictions.  The Committee, in its
                -----------------------------------
absolute discretion, may impose such restrictions on the ownership and transferability of Class B Units purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Unit Option Agreement and may be referred to on the certificates evidencing such units. The Committee may require the Employee to give the Partnership prompt notice of any disposition of Class B Units acquired by exercise of an Incentive Unit Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such units to such Employee.
The Committee may direct that the certificates evidencing Class B Units acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

          5.7   Treatment of Issuance of Units Upon Exercise.  In connection
                --------------------------------------------
with the issuance of any Class B Units upon the exercise of Options hereunder, the Optionee shall be deemed to have (i) received a cash bonus from the Partnership equal to the Unit Price (as defined in the Partnership Agreement) on the date of issuance multiplied by the number of Class B Units issued (without regard to any withholding that would apply to such bonus if actually paid), less the Payment paid to the Partnership upon exercise of such Options pursuant to Section

5.2(d), and (ii) contributed cash in the amount of such cash bonus plus the Payment to the Partnership as a Contribution in exchange for a Capital Account (as such terms are defined in the Partnership Agreement) equal, on a per Unit basis, to the relevant Unit Price on the date of issuance.

                                  ARTICLE VI

                           AWARD OF RESTRICTED UNITS

          6.1   Eligibility.  Any Employee or consultant selected by the
                -----------
Committee pursuant to Section 6.2(a)(i) shall be eligible to be granted Restricted Units. Each Independent Board Member shall be eligible to be granted Restricted Units at the times and in the manner set forth in Section 6.3.

          6.2   Award of Restricted Unit s to Eligible Employees and Consultants
                ----------------------------------------------------------------

          (a) The Committee shall from time to time, in its absolute discretion:

                   (i) Select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Units; and

                   (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Units, consistent with this Plan.

          (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Units. In all cases, legal consideration shall be required for each issuance of Restricted Units.

          (c) Upon the selection of a key Employee or consultant to be awarded Restricted Units, the Committee shall instruct the Secretary of the Partnership to issue such Restricted Units and may impose such conditions on the issuance of such Restricted Units as it deems appropriate.

          (d) Notwithstanding anything herein to the contrary, no Restricted Unit may be granted by the Committee under this Section 6.2 except and unless the recipient thereof shall have been recommended by the Operating Board of the Partnership or the Operating Committee thereof.

          6.3   Award of Restricted Unit s to Independent Board Members.  During
                -------------------------------------------------------
the term of the Plan, each person who is an Independent Board Member shall be eligible to make an election to receive all or any portion (but with a minimum of 20%, if any such election is made) of his annual retainer fee in the form of Restricted Units. Such an election must be in writing, must be delivered to the Secretary of the Partnership and shall apply to retainer fees payable from and after the date that the election is made. Unless otherwise permitted by the

Board, such elections shall be made no more than once with respect to compensation payable in any calendar year. The number of Restricted Units to be issued pursuant to such an election shall be determined by dividing the portion of the Independent Board Member's retainer fee that is to be paid in Restricted Units by ninety-one percent of the Fair Market Value of a Class B LP Unit on the date that the Restricted Units are issued. Restricted Units shall be issued on the date that the retainer fee would otherwise be paid. All restrictions on such units shall lapse at the expiration of the Independent Board Member's term; provided however, that in no event may Restricted Units be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date on which the Restricted Units were issued. Unless otherwise permitted by the Board, an election with respect to compensation payable in a given calendar year shall be irrevocable. Upon effectiveness of this Plan, each Independent Board Member shall be granted _______ Restricted Units, with all restrictions on such units to lapse (subject to Section 10.5) six months from (but excluding) the date of grant.

          6.4   Restricted Unit Agreement.  Restricted Units shall be issued
                -------------------------
only pursuant to a written Restricted Unit Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Partnership and which shall contain such terms and conditions as the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) shall determine, consistent with this Plan.

          6.5   Consideration.  As consideration for the issuance of Restricted
                -------------
Units, in addition to payment of any purchase price, the Restricted Unitholder shall agree, in the written Restricted Unit Agreement, to remain in the employ of or to consult for the Partnership or any Corporate Subsidiary or Partnership Subsidiary for a period of at least one year after the Restricted Units are issued (or such shorter period as may be fixed in the Restricted Unit Agreement or by action of the Committee following grant of Restricted Units), or, in the case of Independent Board Members, to serve as an Independent Board Member until the expiration of their term. Nothing in this Plan or in any Restricted Unit Agreement hereunder shall confer on any Restricted Unitholder any right to continue in the employ of, or as a consultant for, the Partnership or any Corporate Subsidiary or Partnership Subsidiary, or to serve as an Independent Board Member, or shall interfere with or restrict in any way the rights of the Partnership and any Corporate Subsidiary or Partnership Subsidiary, which are hereby expressly reserved, to discharge or remove any Restricted Unitholder at any time for any reason whatsoever, with or without good cause.

          6.6   Rights as Unitholders.  Upon delivery of the Restricted Units
                ---------------------
to the escrow holder pursuant to Section 6.9, the Restricted Unitholder shall have, unless otherwise provided by the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members), all the rights of a holder of Class B LP Units with respect to such Class B Units, subject to the restrictions in his Restricted Unit Agreement, including the right to receive distributions paid or made with respect to the Class B Units; provided, however, that in the discretion of the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members), any extraordinary distributions with respect to Class B Units shall be subject to the restrictions set forth in
Section 6.7.

          6.7   Restriction.  All Restricted Units issued under this Plan
                -----------
(including any Units received by holders thereof with respect to Restricted Units as a result of unit distributions, unit splits or any other form of recapitalization) shall, pursuant to the terms of each individual Restricted Unit Agreement, be subject to such restrictions as the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Partnership, Partnership performance and individual performance; provided, however, that no Restricted Units granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date on which the Restricted Units were issued, and provided, further, that by action taken after Restricted Units are issued, the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Unit Agreement. Restricted Units may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members), if no consideration was paid by the Restricted Unitholder upon issuance, a Restricted Unitholder's rights in unvested Restricted Units shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy or Termination of Membership with the Partnership.

          6.8   Repurchase of Restricted Units.  The Committee (or the Board,
                ------------------------------
in the case of Restricted Units granted to Independent Board Members) shall provide in the terms of each individual Restricted Unit Agreement that the Partnership shall have the right to repurchase from the Restricted Unitholder the Restricted Units then subject to restrictions under the Restricted Unit Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy or Termination of Membership between the Restricted Unitholder and the Partnership, at a cash price per Restricted Unit equal to the price per Class B Unit paid by the Restricted Unitholder for such Restricted Units; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Consultancy or Termination of Membership without cause, or following a change in control of the Partnership or because of the Restricted Unitholder's retirement, death, disability or otherwise.

          6.9   Escrow.  The Secretary of the Partnership, or such other escrow
                ------
holder as the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) may appoint, shall retain physical custody of each certificate representing Restricted Units until all of the restrictions imposed under the Restricted Unit Agreement with respect to the Class B Units evidenced by such certificate expire or shall have been removed.

          6.10  Legend.  In order to enforce the restrictions imposed upon
                ------
Restricted Units hereunder, the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) shall cause a legend or legends to be placed on certificates representing all Restricted Units that are still subject to restrictions under Restricted Unit

Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VII

                        UNIT PAYMENTS AND DEFERRED UNITS

          7.1   Unit Payments.  Any key Employee or consultant selected by the
                -------------
Committee may receive Unit Payments in the manner determined from time to time by the Committee. The number of Class B LP Units shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Units or other specific performance criteria determined appropriate by the Committee, determined on the date such Unit Payment is made or on any date thereafter. Notwithstanding anything herein to the contrary, no Unit Payment may be granted by the Committee except and unless the recipient thereof shall have been recommended by the Operating Board of the Partnership or the Operating Committee thereof.

          7.2   Deferred Units.  Any key Employee or consultant selected by the
                --------------
Committee may be granted an award of Deferred Units in the manner determined from time to time by the Committee. The number of Deferred Units shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Class B LP Units or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Class B Units underlying a Deferred Unit award will not be issued until the Deferred Unit award has vested, pursuant to a vesting schedule or performance criteria set by the Committee; provided however, that no Deferred Units granted to a person subject to Section 16 of the Exchange Act shall vest until at least six months have elapsed from (but excluding) the date on which the Deferred Units were issued. Unless otherwise provided by the Committee, a Grantee of Deferred Units shall have no rights as a Unitholder with respect to such Deferred Units until such time as the award has vested and the Class B Units underlying the award have been issued. Notwithstanding anything herein to the contrary, no Deferred Units may be granted by the Committee except and unless the recipient thereof shall have been recommended by the Operating Board of the Partnership or the Operating Committee thereof.

          7.3   Deferred Unit Agreement, Unit Payment Agreement.  Each award of
                -----------------------------------------------
Deferred Units and/or Unit Payments shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized officer of the Partnership and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

          7.4   Term.  The term of an award of Deferred Units and/or Unit
                ----
Payments shall be set by the Committee in its discretion.

          7.5   Exercise or Payment Upon Termination of Employment.  An award
                --------------------------------------------------
of Deferred Units and/or Unit Payments is exercisable or payable only while the Grantee is an Employee or consultant; provided, however, that the Committee may determine that the award of Deferred Units and/or Unit Payments may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Partnership, or because of the Grantee's retirement, death, disability or otherwise.


          7.6   Consideration.  In consideration of the granting of an award of
                -------------
Deferred Units and/or Unit Payments, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Partnership or any Corporate Subsidiary or Partnership Subsidiary for a period of at least one year after such award of Deferred Units and/or Unit Payments is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Partnership or any Corporate Subsidiary or Partnership Subsidiary, or shall interfere with or restrict in any way the rights of the Partnership and any Corporate Subsidiary or Partnership Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                 ARTICLE VIII

                            UNIT APPRECIATION RIGHTS

          8.1   Grant of Unit Appreciation Rights.  A Unit Appreciation Right
                ---------------------------------
may be granted to any key Employee or consultant selected by the Committee. A Unit Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option or
(iii) independent of an Option. A Unit Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Unit Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Partnership. The Committee, in its discretion, may determine whether a Unit Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Unit Appreciation Right Agreements evidencing Unit Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Unit Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of any unexercised Options or awards of Restricted Units, Deferred Units, Unit Appreciation Rights, Unit Payments or other rights which have been previously granted to the Employee or consultant under this Plan or otherwise.
A Unit Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of Class B Units as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of Class B Units, the price, the exercise period or any other term or condition of such surrendered Option or other award. Notwithstanding anything herein to the contrary, no Unit Appreciation Rights may be granted by the Committee except and unless the recipient thereof shall have been recommended by the Operating Board of the Partnership or the Operating Committee thereof.

          8.2   Coupled Unit Appreciation Rights
                ---------------------------------

          (a) A Coupled Unit Appreciation Right ("CUAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CUAR may be granted to the Grantee for no more than the number of Class B Units subject to the simultaneously or previously granted Option to which it is coupled.

          (c) A CUAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Partnership unexercised a portion of the Option to which the CUAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Partnership in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a Class B LP Unit on the date of exercise of the CUAR by the number of Class B LP Units with respect to which the CUAR shall have been exercised, subject to any limitations the Committee may impose.

          8.3   Independent Unit Appreciation Rights
                -------------------------------------

          (a) An Independent Unit Appreciation Right ("IUAR") shall be unrelated to any Option and shall have a term set by the Committee. An IUAR shall be exercisable in such installments as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the IUAR, no IUAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the IUAR was granted. An IUAR shall cover such number of Class B Units as the Committee may determine. The exercise price per Class B Unit of Class B Units subject to each IUAR shall be set by the Committee. An IUAR is exercisable only while the Grantee is an Employee or consultant; provided, however, that the Committee may determine that the IUAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Partnership, or because of the Grantee's retirement, death, disability or otherwise.

          (b) An IUAR shall entitle the Grantee (or other person entitled to exercise the IUAR pursuant to this Plan) to exercise all or a specified portion of the IUAR (to the extent then exercisable pursuant to its terms) and to receive from the Partnership an amount determined by multiplying the difference obtained by subtracting the exercise price per Class B Unit of the IUAR from the Fair Market Value of a Class B LP Unit on the date of exercise of the IUAR by the number of Class B LP Units with respect to which the IUAR shall have been exercised, subject to any limitations the Committee may impose.

          8.4   Payment and Limitations on Exercise
                ------------------------------------

          (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash or in Class B Units (based on the Fair Market Value of such Class B Units as of the date the Unit Appreciation Right is exercised) or a combination thereof, as determined by the Committee. To the extent such payment is effected in Class B Units, it shall be made subject to satisfaction of all provisions of Section 5.4 hereinabove pertaining to Options.

          (b) Grantees of Unit Appreciation Rights who are subject to Section 16 of the Exchange Act may, in the discretion of the Board or Committee, be required to comply with any timing or other restrictions under Rule 16b-3 applicable to the settlement or exercise of a Unit Appreciation Right.

          8.5   Consideration.  In consideration of the granting of a Unit
                -------------
Appreciation Right, the Grantee shall agree, in the written Unit Appreciation Right Agreement, to remain in the employ of, or to consult for, the Partnership or any Corporate Subsidiary or Partnership

Subsidiary for a period of at least one year after the Unit Appreciation Right is granted (or such shorter period as may be fixed in the Unit Appreciation Right Agreement or by action of the Committee following grant of the Unit Appreciation Right). Nothing in this Plan or in any Unit Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Partnership or any Corporate Subsidiary or Partnership Subsidiary, or shall interfere with or restrict in any way the rights of the Partnership and any Corporate Subsidiary or Partnership Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE IX

                                ADMINISTRATION

          9.1   Unit Incentive Committee.  The Unit Incentive Committee (or a
                ------------------------
subcommittee of the Board assuming the functions of the Committee under this
Plan) shall consist of two or more Independent Board Members appointed by and holding office at the pleasure of the Board, each of whom is a "disinterested person" as defined by Rule 16b-3 and, if such person were a director of a corporation, would otherwise meet the requirements for an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

          9.2   Duties and Powers of Committee.  It shall be the duty of the
                ------------------------------
Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options or awards of Restricted Units, Deferred Units, Unit Appreciation Rights or Unit Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Restricted Units granted to Independent Board Members. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Unitholder. Any such interpretations and rules with respect to Incentive Unit Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

          9.3   Majority Rule; Unanimous Written Consent.  The Committee shall
                ----------------------------------------
act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          9.4   Compensation; Professional Assistance; Good Faith Actions.
                ---------------------------------------------------------
Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Partnership. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Partnership and the Partnership's officers and Board Members shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Unitholders, the Partnership and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Units, Deferred Units, Unit Appreciation Rights or Unit Payments, and all members of the Committee and the Board shall be fully protected by the Partnership in respect of any such action, determination or interpretation.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

          10.1  Not Transferable.  Options, Restricted Unit awards, Deferred
                ----------------
Unit awards, Unit Appreciation Rights or Unit Payments under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the units underlying such rights or awards have been issued, and all restrictions applicable to such units have lapsed. No Option, Restricted Unit award, Deferred Unit award, Unit Appreciation Right, Unit Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Unitholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Unit Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

          10.2  Amendment, Suspension or Termination of this Plan .  This Plan
                --------------------------------------------------
may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board. However, without approval of the Partnership's Unitholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of Class B Units which may be issued under this Plan or modify the Award Limit, and no action of the Committee may be taken that would otherwise require Unitholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Unit awards, Deferred Unit awards, Unit Appreciation Rights or Unit Payments, alter or impair any rights or obligations under any Options, Restricted Unit awards, Deferred Unit awards, Unit Appreciation Rights or Unit Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Units, Deferred Units, Unit Appreciation Rights or Unit Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Unit Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Partnership's Unitholders under Section 10.5.

          10.3  Changes in Units or Assets of the Partnership ; Acquisition or
                --------------------------------------------------------------
Liquidation of the Partnership and Other Corporate Events.
---------------------------------------------------------

          (a) Subject to Section 10.3(e) but notwithstanding any other term of this Plan, in the event that the Committee determines that any unit distribution (whether in the form of cash, units, other securities or other property), recapitalization, reclassification, unit split, reverse unit split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership, or exchange of units or other securities of the Partnership, any issuance of warrants or other rights to purchase units or other securities of the Partnership, or any other similar transaction or event, in the Committee's sole discretion (or in the case of Restricted Units granted to Independent Board Members, the Board's sole discretion), affects the Units such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Unit award, Unit Appreciation Right, Deferred Unit award or Unit Payment, then the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) shall, in such manner as it may deem equitable, adjust any or all of:

                   (i) the number and kind of units (or other securities or property) with respect to which Options, Unit Appreciation Rights or Unit Payments may be granted under the Plan, or which may be granted as Restricted Units or Deferred Units (including, but not limited to, adjustments of the limitations in Section 2.1 or the maximum number and kind of Class B Units which may be issued and adjustments of the Award Limit),

                 (ii) the number and kind of units (or other securities or property) subject to outstanding Options, Unit Appreciation Rights or Unit Payments, and in the number and kind of outstanding Restricted Units or Deferred Units, and

                 (iii) the grant or exercise price with respect to any Option, Unit Appreciation Right or Unit Payment.

          (b) Subject to Section 10.3(e) but notwithstanding any other term of this Plan, in the event of any transaction or other event described in Section 10.3(a) which results in Class B Units being exchanged for or converted into cash, securities (including securities of another partnership or a corporation) or other property, the Committee will have the right to terminate this Plan as of the date of the event or transaction, in which case all Options, rights and other awards granted under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

          (c) Subject to Section 10.3(e) but notwithstanding any other term of this Plan, in the event of any transaction or other event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Partnership, any affiliate of the Partnership, or the financial statements of the Partnership or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                 (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) may provide, either automatically or upon the Optionee's request, for (x) the purchase of any such Option, Unit Appreciation Right or Unit Payment, or any Restricted Units or Deferred Units for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, right or award, (y) realization of the Optionee's rights had such Option, right or award been currently exercisable or payable or (z) the replacement of such Option, right or award with other rights or property selected by the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members);

                 (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) may provide, either by the terms of such Option, Unit Appreciation Right, Unit Payment, award of

     Restricted Units or Deferred Units or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                 (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) may provide, either by the terms of such Option, Unit Appreciation Right, Unit Payment, Restricted Unit or Deferred Unit or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option, right or award shall be exercisable as to all units covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Unit Appreciation Right or Unit Payment, or Restricted Unit or Deferred Unit.

                 (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) may provide, either by the terms of such Option, Unit Appreciation Right, Unit Payment, award of Restricted Units or Deferred Units or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option, right or award shall be assumed by the successor partnership or corporation, or a parent or subsidiary thereof, or shall be substituted for by options, rights or awards covering securities of the successor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of securities and prices; and

                 (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) may make adjustments in the number and kind of units (or other securities or property) subject to outstanding Options, Unit Appreciation Rights or Unit Payments, and in the number and kind of outstanding Restricted Units or Deferred Units and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, rights and awards and Options, rights and awards which may be granted in the future.

                 (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Restricted Units granted to Independent Board Members) may provide either by the terms of a Restricted Unit award or Deferred Unit award or by action taken prior to the occurrence of such transaction or event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Unit Agreement or a Deferred Unit Agreement upon some or all Restricted Units or Deferred Units may be terminated, and, in the case of Restricted Units, that some or all of such Restricted Units may cease to be subject to repurchase under Section 6.8 after such event.

               (vii) None of the foregoing discretionary terms of this Section 10.3(c) shall be permitted with respect to Restricted Units granted under
     Section 6.3 to

     Independent Board Members to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3.

          (d) Subject to Section 10.3(e) and 10.9, the Committee (or the Board in the case of Restricted Units granted to Independent Board Members) may, in its discretion, include such further provisions and limitations in any Option, Unit Appreciation Right, Unit Payment or Restricted Unit or Deferred Unit agreement or certificate, as it may deem equitable and in the best interests of the Partnership.

          (e) With respect to Incentive Unit Options and Options and Unit Appreciation Rights intended to qualify as performance-based compensation under
Section 162(m), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Option or Unit Appreciation Right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would violate Section 16 or the exemptive conditions of Rule 16b-3. The number of Class B Units subject to any Option, right or award shall always be rounded to the next whole number.

          10.4  Restructuring.  In the event of a Restructuring or similar
                -------------
transaction, the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) shall make such adjustments as it deems appropriate and equitable in the number and kind of units (or other securities or property) subject to outstanding Options, Unit Appreciation Rights or Unit Payments, and in the number and kind of outstanding Restricted Units or Deferred Units and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, rights and awards and Options, rights and awards which may be granted in the future; and, in particular, shall have the right to cause any outstanding awards under this Plan to be assumed by, and converted into awards for the securities of, any corporate or other successor issuer to the publicly-traded securities of the Partnership.

          10.5  Approval of Plan by Unitholders.  This Plan will be submitted
                -------------------------------
for the approval of the Partnership's Unitholders within twelve months after the date of the Board's initial adoption of the Plan. Options, Unit Appreciation Rights or Unit Payments may be granted and Restricted Units or Deferred Units may be awarded prior to such Unitholder approval, provided that such Options, Unit Appreciation Rights or Unit Payments shall not be exercisable and such Restricted Units or Deferred Units shall not vest prior to the time when this Plan is approved by the Unitholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Unit Appreciation Rights or Unit Payments previously granted and all Restricted Units or Deferred Units previously awarded under this Plan shall thereupon be cancelled and become null and void.

          10.6  Tax Withholding.  The Partnership shall be entitled to require
                ---------------
payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted

Unitholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Unit, Deferred Unit, Unit Appreciation Right or Unit Payment. Subject to the timing requirements of Section 5.3, the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Unitholder to elect to have the Partnership withhold Class B Units otherwise issuable under such Option or other award (or allow the return of Class B Units) having a Fair Market Value equal to the sums required to be withheld.

          10.7  Loans.  The Committee may, in its discretion, extend one or
                -----
more loans to key Employees in connection with the exercise or receipt of an Option, Unit Appreciation Right or Unit Payment granted under this Plan, or the issuance of Restricted Units or Deferred Units awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

          10.8  Forfeiture Provisions.  Pursuant to its general authority to
                ---------------------
determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Restricted Units granted to Independent Board Members) shall have the right (to the extent consistent with the requirements of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Class B Units underlying such award, must be paid to the Partnership, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if
(a) a Termination of Employment, Termination of Consultancy or Termination of Membership occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Partnership, or which is inimical, contrary or harmful to the interests of the Partnership, as further defined by the Committee (or the Board, as applicable).

          10.9  Limitations Applicable to Section 16 Persons  and Performance-
                -------------------------------------------------------------
Based Compensation.  Notwithstanding any other provision of this Plan, this
------------------
Plan, and any Option, Unit Appreciation Right or Unit Payment granted, or Restricted Units or Deferred Units awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Unit Appreciation Rights, Unit Payments, Restricted Units and Deferred Units granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Unit Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

          10.10  Effect of Plan Upon Options and Compensation Plans.  The
                 --------------------------------------------------
adoption of this Plan shall amend, restate and supersede in its entirety the Partnership's Class B LP Unit Option Plan, but shall not affect any other compensation or incentive plans in effect for the Partnership or any Corporate Subsidiary or Partnership Subsidiary. Nothing in this Plan shall be construed to limit the right of the Partnership (i) to establish any other forms of incentives or compensation for Employees, Independent Board Members or consultants of the Partnership or any Corporate Subsidiary or Partnership Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any lawful partnership action including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock, units or assets of any corporation, partnership, firm or association.

          10.11  Compliance with Laws.  This Plan, the granting and vesting of
                 --------------------
Options, Restricted Unit awards, Deferred Unit awards, Unit Appreciation Rights or Unit Payments under this Plan and the issuance and delivery of Units and the payment of money under this Plan or under Options, Unit Appreciation Rights or Unit Payments granted or Restricted Units or Deferred Units awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Partnership, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Partnership, provide such assurances and representations to the Partnership as the Partnership may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Unit awards, Deferred Unit awards, Unit Appreciation Rights or Unit Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          10.12  Titles.  Titles are provided herein for convenience only and
                 ------
are not to serve as a basis for interpretation or construction of this Plan.

          10.13  Governing Law.  This Plan and any agreements hereunder shall be
                 -------------
administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

                                    *  *  *

          I hereby certify that the foregoing Plan was duly adopted by the Equity Board of PIMCO Advisors L.P. effective December 1, 1996.

          Executed on this ____ day of _______________, 199__.




                                     ------------------------------------------
                                     By:  William D. Cvengros
                                          Chief Executive Officer